Securities And Exchange Commission
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)
                                October 6, 1997



                                  Pfizer Inc.
            (Exact name of registrant as specified in its charter)



     Delaware                    1-3619              13-5315170
(State or Other              (Commission File     (I.R.S. Employer
Jurisdiction of                  Number)          Identification No.)
Incorporation)

            235 East 42nd Street
            New York, New York                              10017
     (Address of Principal Executive                      (Zip Code)
                Offices




                Registrant's telephone number, including area code:
                               (212) 573-2323

Item 5.  Other Events

      Effective October 6, 1997 the Board of Directors of Pfizer Inc. (the Company") declared a dividend of one preferred stock purchase right (a "Right") for each share of common stock of the Company (the "Common Stock"). The dividend was directed to be issued to stockholders of record as of the close of business on October 6, 1997. Each Right represents the right to purchase one thousandth of a share of Series A Junior Preferred Stock ("Preferred Stock"), of the Company at a price of $275 (as the same may be adjusted, the "Exercise Price"). The description and terms of the Rights are set forth in a Rights Agreement (as the same may be amended from time to time, the "Rights Agreement") dated as of October 6, 1997, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (the "Rights Agent").

      The summary description of the Rights set out below does not purport to be complete, and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

      The Rights will be evidenced by Common Stock certificates until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 30% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date").

      The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights): (i) the Rights will be transferred with and only with the Common Stock; (ii) Common Stock certificates will contain a notation referencing the Rights and Rights Agreement; and (iii) the surrender for transfer of any certificates for shares of Common Stock will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and thereafter such separate Right Certificates alone will evidence the Rights.

      The Rights are not exercisable until the Distribution Date. The Rights will expire on October 5, 2007 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

      The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution, for example, in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock.

      Shares of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of 1000 times the per share amount of dividends declared on common stock. If no common stock dividend is declared in a quarter, a preferred stock dividend of $100 per share will be required. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a preferential distribution payment of at least 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will entitle the holder to one vote, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, the holder of each share of Preferred Stock will be entitled to receive 1000 times the amount of consideration received per share of Common Stock in respect of such transaction. The Rights are protected by customary antidilution provisions.

      Because of the nature of the Preferred Stock's dividend and liquidation rights, the fair market value of the one thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the fair market value of one share of Common Stock.

      If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, (other than Rights beneficially owned by the Acquiring Person, which become void), will have the right to receive upon exercise and payment of the then current Exercise Price, that number of shares of Preferred Stock having a market value of two times the Exercise Price.

      If, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, which become void) will thereafter have the right to receive, upon exercise at the then current Exercise Price, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which at the time of such transaction will have a market value of two times the Exercise Price.

      In lieu of exercise, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person, which become void), in whole or in part, for such securities or other property or rights as the Board may determine, including common stock or preferred stock of the Company of any class or series.

      No fractional shares of Preferred Stock will be issued, other than fractions which are integral multiples of one thousandth of a share, which may, at the election of the Company, be evidenced by depositary receipts. In lieu of any other fractional interest, an adjustment in cash will be made based on the market price of the Preferred Stock.

      At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right, subject to adjustment (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Rights may be amended by the Company to the extent and on the conditions set out in the Rights Agreement.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Item 7.  Exhibits.

      1. Rights Agreement, dated as of October 6, 1997, between the Company and ChaseMellon Shareholder Services L.L.C.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PFIZER INC.
Dated:October 6, 1997
                                    By:/s/ C.L. Clemente
                                    ______________________
                                    Name:  C.L. Clemente
                                    Title: Senior Vice President &
                                                Secretary



                                 EXHIBIT INDEX

Exhibit No.                   Description

1 Rights Agreement, dated as of October 6, 1997, between the Company and ChaseMellon Shareholder Services L.L.C.

                               RIGHTS AGREEMENT

            This Rights Agreement (this "Agreement" or "Agreement") is entered into effective October 6, 1997 by and between PFIZER INC., a Delaware corporation (the "Company"), and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., a limited liability company registered in the State of New Jersey (the "Rights Agent").
W I T N E S S E T H :

            WHEREAS, as of September 25, 1997, the Board of Directors of the Company authorized the issuance of, and declared a dividend payable in, one "Right" for each share of Common Stock of the Company outstanding as of the close of business on October 6, 1997 (the "Record Date"), with each such Right entitling the holder to purchase 1/1000 of a share of Series A Junior Preferred Stock of the Company, upon the terms and subject to the conditions set forth in this Agreement; and

            WHEREAS, the above-named Rights Agent has agreed to serve in that capacity as prescribed herein; and

            WHEREAS, the Board of Directors of the Company has granted the Rights by means of a contemporaneous distribution thereof to all Record Date holders of the aforesaid Common Stock, and by means of issuance of such Rights in tandem with all other shares of Common Stock that are issued thereafter and prior to the earlier of the Expiration Date and the Final Expiration Date; and

            WHEREAS, the Board of Directors of the Company has approved the terms and conditions of the Rights and the other provisions hereof such that each Right shall have the attributes of and be subject to the terms and conditions provided herein.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions

Unless otherwise defined in this Agreement, capitalized terms used herein
shall have the meanings ascribed to such terms as provided below.       Any
determination made by the Board of Directors of the Company for purposes of applying the definitions contained in this Agreement shall be final and binding on the Rights Agent and the holders of the Rights for all purposes.

     (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Voting Stock of the Company then out-standing; provided, however, that an Acquiring Person shall not include an Exempt Person or any Person, together with all Affiliates and Associates of such Person, who or which would be an Acquiring Person by reason of (i) being the Beneficial Owner of shares of Voting Stock of the Company, the Beneficial Ownership of which was acquired by such Person (or his or its predecessor) pursuant to a transaction or series of related transactions approved by the Board of Directors of the Company and effected before such Person (or his or its predecessor) otherwise became an Acquiring Person, (ii) a reduction in the number of issued and outstanding shares of Voting Stock of the Company pursuant to a transaction or a series of related transactions approved by the Board of Directors of the Company, or (iii) any action or transaction deemed by the Board of Directors of the Company not to cause such Person to become an Acquiring Person, which determination is made prior to such Person (or his or its predecessor) otherwise becoming an Acquiring Person. If a Person does not become an Acquiring Person by reason of clause (i), (ii) or (iii) above, such Person nonetheless shall become an Acquiring Person if such Person thereafter acquires Beneficial Ownership of an additional 1% of the Voting Stock of the Company, unless the exemption of clause (i), (ii) or (iii) above apply to that subsequent acquisition. Notwithstanding the foregoing, if the Board of Directors of the Company determines that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a) has become such inadvertently, and such Person divests as promptly as practicable (as determined by the Board of Directors) a sufficient number of shares of Voting Stock so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed an "Acquiring Person" for any purposes of this Agreement.

     (b) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement

     (c) "Agreement" shall mean this Agreement, as amended and restated from time to time.

     (d) "Associate" of a Person shall mean (i) with respect to a corporation, any officer or director thereof or of any Subsidiary thereof, or any Beneficial Owner of 10% or more of any class of equity security thereof,
(ii) with respect to an association, any officer or director thereof or of a Subsidiary thereof, (iii) with respect to a partnership, any general partner thereof or any limited partner thereof who is, directly or indirectly, the Beneficial Owner of a 10% ownership interest therein, (iv) with respect to a business trust, any officer or trustee thereof or of any Subsidiary thereof,
(v) with respect to any other trust or an estate, any trustee, executor or similar fiduciary or any Person who has a 20% or greater interest as a bene-ficiary in the income from or principal of such trust or estate or who otherwise has a substantial beneficial interest in such trust or estate, (vi) with respect to a natural person, any relative or spouse of such person, or any relative of such spouse, who has the same home as such person, and (vii) any Affiliate of such Person.

     (e) A person shall be deemed the "Beneficial Owner" of, acquire Beneficial Ownership of, or to "beneficially own", any securities:

            (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, for purpose of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder (or any comparable or successor law or regulation), in each case as in effect on the date of this Agreement; and

            (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, other rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own", securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (B) the right to vote, alone or in concert with others, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own", any securities if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not at the time reportable by such Person on a Schedule 13D report under the Exchange Act (or any comparable or successor report), other than by reference to a proxy or consent solicitation being conducted by such Person; or

            (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except as described in clause B of subparagraph (ii) of this paragraph (d)) or disposing of any securities of the Company.

     Notwithstanding the foregoing, for purposes of determining beneficial ownership of securities under this Agreement, officers and directors of the Company shall not constitute a group (notwithstanding that they may be Associ-ates of one another or may be deemed to constitute a group for purposes of the Exchange Act) and shall not be deemed to own shares owned by another officer or director of the Company.

     (f) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     (g) "Close of Business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

     (h) "Common Stock" shall mean the Common Stock (presently $0.05 par value) of the Company. "Common Stock" when used with reference to the Principal Party shall mean the capital stock or other equity security with the greatest voting power of the Principal Party and, when used with reference to any Person other than the Company or the Principal Party, shall mean the capital stock or other equity security with the greatest voting power of such Person or, if such Person is a Subsidiary of or is controlled by another Person, the Person which ultimately controls such first mentioned Person.

     (i) "Company" shall have the meaning set forth in the Recitals of this Agreement.

     (j) "Distribution Date" shall have the meaning set forth in Section 3(b) hereof.

     (k) "Exchange Act" shall have the meaning set forth in Section l(b) hereof.

     (l) "Exempt Person" shall mean the Company, any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, or any trust or other entity organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan.

     (m) "Exercise Price" shall have the meaning set forth in Section 7(b) hereof.

     (n) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

     (o) "Fair Market Value" of any property shall mean the fair market value of such property as determined in accordance with Section 11(b) hereof.

     (p)    "Final Expiration Date" shall have the meaning set forth in
Section 7(a) hereof.

     (q) "Person" shall mean any individual, firm, corporation or other entity.

     (r) "Preferred Stock" shall have the meaning set forth in the Recitals of this Agreement.

     (s) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

     (t) "Record Date" for the Rights shall mean October 3, 1997, at the close of business on that date.

     (u) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

     (v) A "Right" shall mean the right to purchase one thousandth (1/1000) of a share of Preferred Stock, subject to exercise, expiration, nullification, redemption, adjustment and all other terms and conditions of a Right as provided herein.

     (w) "Rights Agent" shall have the meaning set forth in the Recitals of this Agreement.

     (x) "Right Certificate" shall have the meaning set forth in Section 3(d) hereof.

     (y)    "Stock Acquisition Date" shall mean the first date by which both
(i) an Acquiring Person has become such and (ii) a public announcement of such fact has been made by either the Company or such Acquiring Person.

     (z) "Subsidiary" of a Person shall mean any corporation or other entity of which securities or other ownership interests having voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person or by any corporation or other entity that is otherwise controlled by such Person.

     (aa) "Summary of Rights" shall have the meaning set forth in Section 3(a) hereof.

     (bb) "Trading Day" shall have the meaning set forth in Section 11(b) hereof.

     (cc) "Transfer Tax" shall mean any tax or charge, including any documentary stamp tax, imposed or collected by any governmental or regulatory authority in respect of any transfer of any security, instrument or right, including Rights, shares of Common Stock and shares of Preferred Stock.

            (dd) "Voting Stock" shall mean (i) the Common Stock of the Company and (ii) any other shares of capital stock of the Company entitled to vote generally in the election of directors or entitled to vote together with the Common Stock in respect of any merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, dissolution or winding up.

Section 2. Appointment of Rights Agent

The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such replacement Rights Agent or Co-Rights Agents as it may deem necessary or desirable.
Section 3. Issuance of Right Certificates

     (a) Following the initial issuance of the Rights, the Company shall send a Summary of Rights describing the Rights to each holder of the Common Stock as of the close of business on the Record Date. The Summary of Rights will be deemed amended by any amended terms hereof included as an exhibit to any of the Company's reports to the Securities and Exchange Commission. At any time or times it deems appropriate, the Company may issue a revised Summary of Rights or other summary of the then-current terms of the Rights and publish or provide it to such holders of Common Stock or the Rights as it deems appropriate.

     (b) Until the earlier to occur of (i) the close of business on the tenth day after the Stock Acquisition Date, and (ii) the close of business on the tenth day (or such later date as may be determined by the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or the first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 30% or more of the then outstanding shares of Voting Stock of the Company (irrespective of whether any shares are actually purchased pursuant to any such offer), (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights shall be evidenced (subject to the provisions of Section 3(a)) by the certificates for Common Stock registered in the name of the holders of the Common Stock (which certificates for Common Stock shall also constitute certificates for Rights) and not by separate Right Certificates, and the record holders of such certificates for Common Stock shall be the record holders of the Rights represented thereby and (y) each Right shall be transferable only simultaneously and together with the transfer of a share of Common Stock (subject to adjustment as hereinafter provided). Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration date), the surrender for transfer of any certificate for Common Stock shall constitute the surrender for transfer of the Right or Rights associated with the Common Stock evidenced thereby, whether or not a copy of the Summary of Rights is transferred simultaneously with such share certificate.

     (c) Certificates for Common Stock issued after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date, or the Final Expiration Date shall have impressed, printed, written or stamped thereon or otherwise affixed thereto the following legend:
            This certificate also evidences and entitles the holder hereof to the same number of Rights as the number of shares of Common Stock represented by this certificate. These Rights are described in the Rights Agreement of Pfizer Inc. (as it may be amended from time to time, the "Rights Agreement"). Under circumstances set forth in the Rights Agreement, the Rights shall be evidenced by separate Right Certificates, and shall no longer be evidenced by this certificate. The terms of the Rights Agreement are incorporated herein by reference. A copy is on file with the Corporate Secretary of Pfizer Inc. at its principal executive offices. Without charge, Pfizer Inc. will mail to the registered holder of this certificate a copy of the Rights Agreement within five days after receipt of a written request directed to its Corporate Secretary. UNDER CIRCUMSTANCES DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR OWNED BY "ACQUIRING PERSONS," THEIR "AFFILIATES" AND "ASSOCIATES" (AS DEFINED THEREIN), AND ANY SUBSEQUENT HOLDER SHALL BE NULL AND VOID AND MAY NOT BE TRANSFERRED TO ANY PERSON.

Certificates for Common Stock bearing a legend similar to the above which was authorized by any prior effective rights agreement of the Company may also be used until the supply of such Certificates is exhausted.

     (d) As promptly as practicable after the Distribution Date, the Rights Agent shall send, by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, a certificate in the form provided by Section 4 hereof (a "Right Certificate"), evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date, the Rights shall be evidenced solely by Right Certificates, and may be transferred by the transfer of the Right Certificate as permitted hereby, separately and apart from any transfer of one or more shares of Common Stock.

Section 4. Form of Right Certificates

     (a) The Right Certificates (and the forms of election to purchase shares, certificate as to status and assignment to be printed on the back thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Common Stock or the Rights may from time to time be listed or as the Company may deem appropriate to conform to usage or otherwise and as are not inconsistent with the provisions of this Agreement. Subject to the provisions of Section 22 hereof, Right Certificates evidencing Rights on their face shall entitle the holders thereof to purchase such number of shares of Preferred Stock as shall be set forth therein at the Exercise Price provided herein as the same may from time to time be adjusted according to the terms hereof.

     (b) Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights beneficially owned by an Acquiring Person or any Affiliate or Associate thereof shall have impressed on, printed on, written on or otherwise affixed to it (if the Company or the Rights Agent has knowledge that such Person is an Acquiring Person or an Associate or Affiliate or a nominee of any of the foregoing) the following legend:

      The Beneficial Owner of the Rights represented by this Right Certificate is an Acquiring Person or an Affiliate or an Associate of an Acquiring Person. Accordingly, this Right Certificate and the Rights represented hereby may be or may become void in the circumstances specified in Section 7 of the Rights Agreement.

Section 5. Countersignature and Registration

     (a) Each Right Certificate shall be executed on behalf of the Company by its Chairman of the Board of Directors, President or any Vice President, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. Each Right Certificate shall be countersigned by the Rights Agent either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any Right Certificate shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery of the certificate by the Company, such Right Certificate, nevertheless, may be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, on the date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

            (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder at its shareholder services office or offices designated as the appropriate place for surrender of certificates upon exercise or transfer. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and such other information deemed appropriate by the Rights Agent and/or the Company.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates

     (a) Subject to the provisions of Section 14(b) hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate may be (i) transferred or (ii) split up, combined or exchanged for one or more other Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock as the Right Certificate surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the shareholder services office of the Rights Agent with the form of certificate and assignment on the back thereof endorsed (or with a written instrument of transfer in form satisfactory to the Company and the Rights Agent enclosed with such Right Certificate), executed by the registered holder thereof or his attorney authorized in writing, and with such signature guaranteed by a commercial bank or brokerage firm registered with the New York Stock Exchange. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any Transfer Tax that may be imposed in connection with any transfer, split up, combination or exchange of any Right Certificates.

     (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indem-nity or security reasonably satisfactory to them and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, or upon surrender to the Rights Agent and cancellation of a mutilated Right Certificate, the Company shall issue and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights: Exercise Price; Expiration Date of Rights; Nullification of Certain Rights; Related Matters

     (a) The Rights shall not be exercisable until, but shall become exercisable on, the Distribution Date, unless otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in
Section 23(a) hereof. The Rights may be exercised, in whole or in part, upon surrender of the Right Certificate, with the form of election to purchase and certificate on the back thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price with respect to each Right exercised, subject to adjustment as hereinafter provided. Such exercise will be permitted only on and after the Distribution Date and at or prior to the close of business on the earlier of (i) October 5, 2007 (the "Final Expiration Date") or (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (such earlier date being herein referred to as the "Expiration Date").

     (b) The Exercise Price initially set under this Agreement shall be $275.00 for each one thousandth (1/1000) of a share of Preferred Stock issued pursuant to the exercise of a Right. The Exercise Price and the number of shares of Preferred Stock or other securities to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided herein. The Exercise Price shall be payable in lawful money of the United States of America, in accordance with paragraph (c) below.

     (c) Upon receipt of a Right Certificate with the form of election to purchase and certificate duly executed, accompanied by payment by check or money order payable to the order of the Company or the Rights Agent of the Exercise Price or so much thereof as is necessary for the purchase of shares or other securities to be purchased upon exercise of the Rights and an amount equal to any applicable Transfer Tax, the Rights Agent shall thereupon promptly (i) requisition from the Company, as transfer agent of the Preferred Stock, (or such other transfer agent, if applicable) one or more certificates representing the number of shares of Preferred Stock to be so purchased, which requests the Company hereby authorizes and directs itself, as transfer agent, (or such other transfer agent, if applicable) to comply with, (ii) as provided in Section 14(b), at the election of the Company, cause depository receipts to be issued in lieu of fractional shares of Preferred Stock, (iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuing fractional shares in accordance with Section 14(b) hereof and
(iv) cause such Preferred Stock certificates and/or depository receipts or cash payments to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate; provided, however, that in the case of a purchase of securities, other than Preferred Stock, pursuant to Section 13 hereof, the Rights Agent shall promptly take the appropriate action corresponding in such case to that referred to in the foregoing clauses (i) through (iv) of this Section 7(c). Notwithstanding the foregoing provisions of this Section 7(c), the Company may suspend the issuance of shares of Preferred Stock upon exercise of a Right for a reasonable period, not in excess of 90 days, during which the Company seeks to register under the Securities Act of 1933, as amended, and any applicable securities law of any other jurisdiction the shares of Preferred Stock to be issued pursuant to the Rights; provided, however, that nothing contained in this Section 7(c) shall relieve the Company of its obligations under Section 9(c) hereof.

     (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or his assign, subject to the provisions of Section 14(b) hereof.

     (e) Notwithstanding any provision of this Agreement to the contrary, from and after the time when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) such Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (y) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee after such time, or (z) a transferee of such Acquiring Person (or any such Associate or Affiliate) who becomes a transferee prior to or concurrently with that event pursuant to either (i) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (ii) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 7(e), and subsequent transferees of such Persons referred to in clause (y) and (z) above, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) or any Associate or Affiliate thereof. No Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the Provisions of this Section 7(e) or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate. Any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the provisions of this Section 7(e) shall be canceled.

     (f)    [INTENTIONALLY OMITTED.]

     (g) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the back of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates
All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Shares of Preferred Stock

     (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of preferred stock or out of authorized and issued shares of Preferred Stock held in its treasury, such number of shares of Preferred Stock as will from time to time be sufficient to permit the exercise in full of all outstanding Rights. The Company shall take such action as may be required for it to comply with the foregoing sentence of this Section 9(a).

     (b) The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance in accordance with this Agreement to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock is listed or, if the principal market for the Common Stock is not on any national securities exchange, to be eligible for quotation in the National Association of Securities Dealers' Automated Quotation System or any successor thereto or other comparable quotation system.

     (c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price in respect thereof), be duly and validly authorized and issued and fully paid and nonassessable shares.

     (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state Transfer Taxes which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock issued or delivered upon the exercise of Rights. The Company shall not, however, be required to pay any Transfer Tax which may be payable in respect of any transfer or delivery of a Right Certificate to a Person other than, or the issuance or delivery of certificates for Preferred Stock upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate. The Company shall not be required to issue or deliver a Right Certificate or certificate for Preferred Stock to a person other than such registered holder until any such Transfer Tax shall have been paid (any such Transfer Tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such Transfer Tax is due.

Section 10. Preferred Stock Issuance Date

Each Person in whose name any certificate for shares of Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock represented thereby on, and such certificate shall be dated as of, the date upon which the Right Certifi-cate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable Transfer Taxes) was made. If the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, however, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated as of, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price or Number of Shares; Alternative Payment Upon Exercise; Exchange in Lieu of Exercise
The Exercise Price, the number of shares which may be purchased upon exercise of a Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

            (a)   (i)   If the Company shall at any time after the date of
this Agreement
                  (A) declare or pay any dividend on Common Stock payable in shares of Common Stock,

                  (B) subdivide or split the outstanding shares of Common Stock into a greater number of shares or

                  (C) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock, then and in each such event the number of shares of Preferred Stock issuable upon the exercise of a Right after the record date for such event (if one shall have established or, if not, after the date of such event) shall be calculated as follows:

                  (D) the number of shares of Preferred Stock issuable in respect of such Right immediately prior to such event shall be multiplied by a fraction the numerator of which is the number of Rights outstanding immedi-ately prior to such event and the denominator of which is the number of Rights outstanding immediately after such event; and

                  (E) the Exercise Price after such event shall be the Exercise Price in effect immediately prior to such event multiplied by the same fraction.

If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this
Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                  (ii) Subject to clause (iv) below, if any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, effective as of ten days after the Stock Acquisition Date, proper provision shall be made so that each holder of a Right, except as provided in
Section 7(e) hereof, shall thereafter have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Exercise Price, the greater of (1) the number of shares of Preferred Stock for which such Right was exercisable immediately prior to such event or (2) such number of shares of Preferred Stock, based on the Fair Market Value of the Preferred Stock (determined pursuant to Section 11(b) hereof) on the Stock Acquisition Date, having a value equal to twice the Exercise Price; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

            (iii) If the Company does not have available sufficient authorized but unissued Preferred Stock to permit the adjustments required pursuant to the foregoing subparagraph (i) or the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize and reserve for issuance such number of additional shares of Preferred Stock as may from time to time be required to be issued upon the exercise in full of all Rights from time to time outstanding and, if necessary, shall use its best efforts to obtain stockholder approval thereof. If the Board of Directors determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, in lieu of issuing shares of Preferred Stock in whole or in part to satisfy its obligations in accordance with the foregoing subparagraphs
(i) and (ii), the Company may determine to issue or pay, upon the exercise of the Rights, cash, property, contractual rights, shares of any class or series of preferred or common stock, or any combination thereof, having an aggregate Fair Market Value equal to the Fair Market Value of the shares of Preferred Stock which otherwise would have been issuable.

            (iv) At any time following the time that any Person, along or together with its Affiliates and Associates, shall have become an Acquiring Person, the Board of Directors may, at its option, determine to exchange for all or any portion of the outstanding and exercisable Rights either one share of Common Stock of the Company, 1/1000 of a share of Preferred Stock, or such cash, property, contractual rights, shares (or fractions thereof) of any class or series of preferred or common stock of the Company or any subsidiary, or any combination thereof, having an aggregate Fair Market Value not less than the Fair Market Value of the Rights exchanged. Upon a determination to effect such an exchange, all exercisable Rights will be converted into the right to receive such consideration as the Board determines, the right to exercise such Rights shall terminate, and the only right thereafter of a holder of such Rights shall be to receive the consideration determined by the Board of Directors.

            (v) "Fair Market Value" of any security or property shall be determined by the Board of Directors (which may consider the advice of an investment banking firm or other advisors of its choosing) pursuant to Section 11(b). Subject to Section 23 hereof, any such determination by the Board of Directors of the Company must be made (and, in appropriate cases, publicly announced) promptly, and in any event within thirty days after the date of the event giving rise to the valuation requirement.

            (vi) The Company shall provide notice of any exchange of Rights to all holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is provided in that manner shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the consideration for the exchange, the method by which the exchange will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

            (vii) The Company shall not be required to issue fractions of shares of stock or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of such stock.

     (b) For the purpose of this Agreement, the "Fair Market Value" of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property on any date shall be determined as provided in this Section 11(b). In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the 30 consecutive Trading Days immediately prior to such date. If the Fair Market Value per share of any share of common stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on such stock payable in shares of Common Stock or securities convertible into shares of Common Stock, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Company to take into account ex-dividend or post-effective date trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange). If the securities are not listed or admitted to trading on the New York Stock Exchange, the Closing Price for any day shall be as reported in the applicable transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the high bid and low asked prices) in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use; or, if no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day. If a security is not publicly held or not so listed or traded, "Fair Market Value" shall mean the fair value per share of stock or per other unit of such other security as determined by an independent investment banking firm experienced in the valuation of securities, selected by the Board of Directors of the Company, or, if the Board of Directors shall determine that no such investment banking firm is available to make such determination, by the Board of Directors of the Company; provided, however, that for purposes of making the adjustment provided for by Section 11(a)(ii) hereof, the Fair Market Value of a share of Preferred Stock shall not be less than 100% of the product of the Fair Market Value of a share of Common Stock multiplied by the "Dividend Multiple" applicable to the Preferred Stock (as such term is then currently defined in the Certificate of Designations relating to the Preferred Stock) and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock. In the case of property other than securities, the "Fair Market Value" thereof shall be determined by the Board of Directors of the Company based upon such appraisals or valuation reports of such independent experts as the Board of Directors of the Company shall determine to be appropriate in accordance with good business practices and the interests of the holders of Rights. Any such determination of Fair Market Value shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent.

     (c) All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Preferred Stock, as the case may be.

     (d) Irrespective of any adjustment or change in the Exercise Price or the number of shares of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price and the number of shares to be issued upon exercise of the Rights as in the initial Right Certificates issued hereunder but, nevertheless, shall represent the Rights as so adjusted.

     (e) Anything in this Section 11 to the contrary notwithstanding, in the event of any reclassification of stock of the Company or any recapitalization, reorganization or partial liquidation of the Company or similar transaction, the Board of Directors of the Company shall be entitled to make such further adjustments in the number of shares of Preferred Stock which may be acquired upon exercise of the Rights, and such adjustments in the purchase price per share therefor, in addition to those adjustments expressly required by the other paragraphs of this Section 11, as the Board of Directors of the Company shall determine to be necessary or appropriate in order for the holders of the Rights in such event to be treated equitably and in accordance with the purpose and intent of this Agreement or in order that any such event shall not, but for such adjustment, in the opinion of counsel to the Company, result in the stockholders of the Company being subject to any United States federal income tax liability by reason thereof.

     (f) In the event the Company shall at any time after the Record Date make any distribution on the shares of Common Stock of the Company, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Company or otherwise, in cash or any debt security, debt instrument, real or personal property or any other rights or property (other than any shares of Common Stock or other capital stock of the Company and other than any right or warrant to acquire any such shares, including any debt security convertible into or exchangeable for any such share, at less than the Fair Market Value of such shares) and the amount of such cash dividend or the Fair Market Value of such debt security, debt instrument or property exceeds 150% of the aggregate amount of the cash dividends declared or paid on the Common Stock of the Company in the 15-month period immediately preceding such distribution, then and in each such event, unless such distribution is part of or is made in connection with a transaction to which Section 11(a)(ii) or Section 13 hereof applies, the Exercise Price shall be reduced by an amount equal to the cash or the Fair Market Value of such distribution, as the case may be, per share of Common Stock of the Company. For purposes hereof, the Fair Market Value of any property distributed to the holder of shares of Common Stock of the Company shall be the fair market value of such property as determined by an independent investment banking firm experienced in the valuation of securities or the other property so distributed, as the case may be, selected by the Board of Directors of the Company, or, if the Board of Directors shall determine that no such investment banking firm is available to make such determination, by the Board of Directors of the Company, whose determination shall be final and binding on the Company, the Rights Agent and the holders of Rights.

     (g) Before taking any action that would cause an adjustment reducing the purchase price per whole share of Preferred Stock upon exercise of the Rights below the then par value, if any, of the shares of Preferred Stock, the Company shall use its best efforts to take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Preferred Stock at such adjusted purchase price per share.

Section 12. Certification of Adjusted Exercise Price or Number of Shares Whenever an adjustment is made as provided in Sections 11, 13, or 23(c), the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts giving rise to such adjustment, and (b) promptly file with the Rights Agent and with the Company as transfer agent for the Preferred Stock (or such other transfer agent, if applicable) a copy of such certificate. In addition, the Company may distribute a brief statement of the effect of such adjustment to the holders of Right Certificates in accordance with Section 25, or may publish a notice to the same effect. Notwithstanding the foregoing sentence, the failure of the Company to comply therewith shall not affect the validity of or the force or effect of the requirement for such adjustment, and any adjustment to be made pursuant to Sections 11, 13 or 23(c) of this Agreement shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning
Power.

     (a) In the event that, at any time after any Person becomes an Acquiring Person:

      (x) the Company shall, directly or indirectly, consolidate with, or merge with and into, any other Person or Persons and the Company shall not be the surviving or continuing corporation of such consolidation or merger, or

      (y) any Person or Persons shall, directly or indirectly, consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or of the Company or cash or any other property, or

      (z) the Company or one or more of its Subsidiaries shall, directly or indirectly, sell or otherwise transfer to any other Person or any Affiliate or Associate of such Person, in one or more transactions, or the Company or one or more of its Subsidiaries shall sell or otherwise transfer to any Persons in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event, proper provision shall be made so that:

            (i) each holder of record of a Right shall thereafter have the right to receive, upon the exercise thereof and payment of the Exercise Price in accordance with the terms of this Agreement, such number of shares of validly issued, fully paid and non-assessable Common Stock of the Principal Party whose aggregate value shall, based on the Fair Market Value of the Common Stock of the Principal Party on the date of consummation of such consolidation, merger, sale or transfer, equal twice the Exercise Price;

            (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement;

            (iii) the term "Company" for all purposes of this Agreement shall thereafter be deemed to refer to such Principal Party; and

            (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with the provisions of Section 9 hereof applicable to the reservation of Preferred Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

However, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all of the assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had it, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

     (b)    "Principal Party" shall mean:

            (i) in the case of any transaction described in (x) or (y) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest market value or
(B) if no securities are so issued, (x) the Person that is the other party to the merger or consolidation and that survives such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the greatest market value or (y) if the Person that is the other party to the merger or consolidation does not survive the merger or consolidation, the Person that does survive the merger or consolidation (including the Company if it survives); and

            (ii) in the case of any transaction described in (z) of the first sentence in Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Stock having the greatest market value of shares outstanding. If the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under
Section 12 of the Exchange Act and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or if such Person is a Subsidiary, directly or indirectly, of more than one person, the Common Stocks of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest market value of shares outstanding.

            (c) The Company shall not consummate any consolidation, merger or sale or transfer of assets or earning power referred to in Section 13(a) unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the Principal Party shall, upon consummation of such consolidation, merger or sale or transfer of assets or earning power, assume this Agreement in accordance with Sections 13(a) and (b) hereof and that all rights of first refusal or preemptive rights in respect of the issuance of shares of Common Stock of the Principal Party upon exercise of outstanding Rights have been waived and that such transaction shall not result in a default by the Principal Party under this Agreement, and further providing that, as soon as practicable after the date of any consolidation, merger or sale or transfer of assets or earning power referred to in Section 13(a) hereof, the Principal Party will:

            (i) prepare and file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

            (ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on NASDAQ; and

            (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

If any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall, subject to the provisions of Section 7(e) hereof, thereafter be exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

Section 14. Fractional Rights and Fractional Shares

     (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (i.e., Rights to acquire less than one eight-hundredth of a share of Preferred Stock, as such figure may be adjusted as provided in this Agreement), unless such fractional Rights result from a transaction referred to in Section 11(a)(i) hereof. If the Company shall determine not to issue such fractional Rights, then, in lieu of such fractional Rights, there shall be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right.

            (b) The Company shall not be required to issue fractions of shares of Preferred Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares. In lieu of issuing fractions of shares of Preferred Stock, the Company may, at its election, deposit the number of whole shares of Preferred Stock which such fractional shares would aggregate (rounded to the lowest near whole number) with a depositary selected by it pursuant to an appropriate agreement between the Company and such depositary and cause such depositary to issue depositary receipts representing interests in the shares of Preferred Stock so deposited. If the Company does not cause depositary receipts to be issued in lieu of fractional shares of Preferred Stock, or if depositary receipts issued to one or more holders do not fully represent an interest in the fraction of share that such a holder would have otherwise been entitled to, there shall be paid to the holders of record of Right Certificates at the time such Right Certificates are exercised as herein provided, an amount in cash equal to the product of (i)(A) the fraction of a share of Preferred Stock which each such holder would otherwise have been entitled to upon the exercise of his Rights (if no depository receipts are issued) or (B), if depository receipts are issued, the fraction, if any, resulting from the difference between the fraction in clause A and the fraction of a share represented by the depository receipts issued to such holder and (ii) the Fair Market Value of a share of Preferred Stock.

     (c) Each holder of a Right, by the acceptance thereof expressly waives any right to receive any fractional Right or any fractional shares upon exercise of a Right.

Section 15. Rights of Action

All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent in Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of record of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 16. Agreement of Right Holders

Each holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights shall be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the name of the holders of the Common Stock (which certificates for Common Stock shall also constitute certificates for Rights) and not by separate Right Certificates, and each Right shall be transferable only simultaneously and together with the transfer of shares of Common Stock;

    (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

            (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone to other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
Section 17.  Right Certificate Holder Not Deemed a Stockholder
No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Preferred Stock or any other securities which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent

     (a) The Company agrees to pay to the Rights Agent reasonable compensation for services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the cost and expenses of defending against any claim of liability relating to the Rights or this Agreement.

     (b) The Rights Agent shall be protected against, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other document or paper believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

Section 19.  Merger or Consolidation of, or Change in Name of, the Rights
Agent.

    (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

    (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any represen-tation or warranty as to the authorization or reservation of any shares of Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties. The Rights Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. The Rights Agent may apply to the Company for written instructions on a particular matter or matters by serving written notice of its request to the Company as provided in Section 25. Any such application by the Rights Agent for written instructions may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or omitted. Such date shall not be less than three business days after the date the Company receives such original signed application of the Rights Agent in hand, unless one of the above-enumerated officers shall have consented in writing to an earlier date. The Rights Agent shall not be liable for any action taken or omitted in accordance with the proposal included in any such application on or after the date specified therein unless, prior to taking or omitting any such action, the Rights Agent has received written instructions from the Company signed by one of the said officers in response to such application specifying the action to be taken or omitted.

     (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

Section 21. Change of Rights Agent

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to the Company, as transfer agent of the Common Stock, (or such other transfer agent or agents, if applicable) and the Preferred Stock by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 21, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state thereof, in good standing, having its office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination in the conduct of its corporate trust or stock transfer business by federal or state authorities and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and Preferred Stock, and mail a notice thereof in writing by mail to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Notwithstanding the foregoing provisions, in the event of resignation, removal or incapacity of the Rights Agent, the Company shall have the authority to act as the Rights Agent until a successor Rights Agent shall have assumed the duties of the Rights Agent hereunder.

Section 22. Issuance of New Right Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect an adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption

     (a) The Board of Directors may determine, at its option, to redeem all but not less than all the then outstanding Rights, at any time prior to the close of business on the earlier of (i) the tenth day following the Stock Acquisition Date (or such later date as of the Board of Directors may determine) or (ii) the Final Expiration Date, at a redemption price of $.01 per Right, payable in cash, securities of the Company or other property as determined by the Board of Directors subject to adjustments as provided in subsection (c) below (the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) prior to the expiration of the Company's right of redemption hereunder.

     (b) At the time designated by the action of the Board of Directors of the Company pursuant to the preceding subsection ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive or collect the Redemption Price. Except as otherwise provided in this Section, within 10 days after the effective time of the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by providing such notice to such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is provided in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made, which may be by such means and at such time as the Board of Directors determines to be appropriate at the time, considering, among other things, the aggregate amount to be paid to the respective holders of Rights.

     (c)    If the Company shall at any time after the date of this Agreement
(A) pay any dividend on Common Stock in shares of Common Stock, (B) subdivide or split the outstanding shares of Common Stock into a greater number of shares or (C) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Common Stock, then and in each such event the Redemption Price shall be adjusted so that Redemption Price after such event shall equal the Redemption Price immediately prior to such event multiplied by a fraction the denominator of which is the number of shares of Common Stock outstanding immediately after such event and the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event. In each case, however, such adjustment to the Redemption Price shall be made only if the amount of the Redemption Price shall be reduced or increased by $.01 per Right.

Section 24. Notice of Proposed Actions.

     (a)    In case the Company, after the Distribution Date, shall propose
(i) to effect any of the transactions referred to in Section 11(a)(i) or to pay any dividend to the holders of record of its Common Stock payable in stock of any class or to make any other distribution to the holders of record of its Common Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid), or
(ii) to offer to the holders of record of its Common Stock options, warrants, or other rights to subscribe for or to purchase shares of Common Stock (including any security convertible into or exchangeable for Common Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, or (iii) to effect any reclassification of its Preferred Stock or Common Stock or any recapitalization or reorganization of the Company, or (iv) to effect any consolidation or merger with or into, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of record of a Right Certificate, in accordance with Section 25,
notice of such proposed action.   Such notice shall specify the record date
for the purposes of such transaction referred to in Section 11(a)(i) or such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of Common Stock or Preferred Stock, if any such date is to be fixed. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date or participation therein by the holders of record of Common Stock or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

     (b) In case any of the transactions referred to in either Section 11(a)(ii) or Section 13 of this Agreement are proposed, then, in any such case, the Company shall give to each holder of Rights, in accordance with
Section 25 hereof, notice of the proposal of such transaction at least 10 days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under
Section 11(a)(ii) or Section 13 hereof, as the case may be, and, upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25. Notices

            (a) Notices or demands authorized by this Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
                  ChaseMellon Shareholder Services, L.L.C.
                  Attn:  Group Vice President
                  450 West 33rd Street, 15th Floor
                  New York, NY  10001-2697
In cases of notices or demands by the Company, a FAX copy of same shall also be sent to (212) 947-7628 (or such substitute Fax number as the Rights Agent shall specify by notice to the Company as provided herein), provided that such fax copy shall be a courtesy copy and not in and of itself legally sufficient or required.

            (b) Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on the Company shall be sufficiently given or made if sent by mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
                  Pfizer Inc.
                  Attn.: Corporate Secretary
                  235 East 42nd Street
                  New York, New York 10017
In cases of notices or demands by the Rights Agent, a FAX copy of same shall also be sent to (212) 573-1853, Attn: Corporate Secretary (or to such substitute Fax number as the Company shall specify by notice to the Rights Agent as provided herein), provided that such fax copy shall be a courtesy copy and not in and of itself legally sufficient or required.

            (c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by mail, postage prepaid by any class or classes of delivery deemed appropriate by the Company, addressed to such holder at the address of such holder as shown on the registry books of the Company, or by any other means of delivery or notice deemed appropriate by the Company.

Section 26. Supplements and Amendments

At any time for so long as the Rights are redeemable according to the provisions of this Agreement, the Company from time to time may, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holder of Rights. At any time when the Rights are not then redeemable, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to amend or supplement the provisions hereof in any manner which the Company may deem necessary or desirable, provided that no such amendment or supplement pursuant to this clause (iii) shall materially adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person) or (iv) to extend the Final Expiration Date and make such adjustment in the Exercise Price and other terms hereof as the Board of Directors shall determine to be appropriate under the circumstances. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section, the Rights Agent shall execute such supplement or amendment. This Agreement also may be amended or supplemented at any time with the approval of a majority of the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 27. Successors.

All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 28. Benefits of this Agreement
Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 29. Delaware Contract

This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed and enforced in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30. Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 31. Descriptive Headings

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 32. Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.
                                          PFIZER INC.

                                          By: /s/ C.L. Clemente
                                              _________________________
                                              Senior Vice President and
                                              Secretary

test: /s/ Terence J. Gallagher
        _________________________________
        Terence J. Gallagher
        Vice President & Assistant Secretary
(seal)
                                             [Rights Agent]

                                             By: /s/
                                                 _________________________
                                                  Vice President

Attest: /s/
       __________________________
           Authorized Officer
(seal)

                                                EXHIBIT A
                          [Form of Right Certificate]

Certificate No. W-_________                                   _______Rights


NOT EXERCISABLE AFTER OCTOBER 5, 2007 OR EARLIER IF REDEEMED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT (SUBJECT TO ADJUSTMENT) ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF OR SUBSEQUENT HOLDER OF SUCH RIGHTS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID AND MAY NOT BE TRANSFERRED TO ANY PERSON. [THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE IS AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE OR BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]<F1>
[FN]
<F1>The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.


                               Right Certificate
                                  PFIZER INC.

      This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 6, 1997, as amended from time to time (the "Rights Agreement"), between Pfizer Inc., a Delaware corporation (the "Company"), and the "Rights Agent" named therein, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. New York time on October 5, 2007 at the office of the Rights Agent or its successor as Rights Agent designated for such purpose, one-thousandth (1/1000) of a fully paid nonassessable share of the Series A Junior Preferred Stock ("Preferred Stock") of the Company at the price of $ 275.00, as the same may from time to time be adjusted in accordance with the Rights Agreement (the "Exercise Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Exercise duly executed.

      Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right, subject to adjustment as provided in the Rights Agreement.

      As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events or determinations by the Company, securities other than shares of Preferred Stock or other property may be acquired upon exercise of or in exchange for the Rights evidenced by this Right Certificate, all as provided by the Rights Agreement.

      This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of the Right Certificates. Copies of the Rights Agreement are on file with and may be requested in writing from the Corporate Secretary at the principal executive office of the Company.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and data evidencing Rights entitling the holder of record to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

No fractional shares of Preferred Stock are required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof the Company may cause depository receipts to be issued and/or a cash payment to be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

      This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

      WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of ____________________, ______

ATTEST:                                PFIZER INC.


______________________________________ By________________________________
Secretary                               Title:


Countersigned:
["RIGHTS AGENT"]



By:________________________________
Authorized Signature

                           [Back of Right Certificate]
                              FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Right Certificate)
            FOR VALUE RECEIVED_____________________________________________
hereby sells, assigns and transfers unto
______________________________________________________________________________
                (Please print name and address of  transferee)
_______________________________________________________________________________

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint_________________________________________________________________

Attorney to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:  ___________________ __________        __________________________________
                                                        Signature
Signature Guaranteed:______________________________

                                  CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
      (1) this Right Certificate ____ is _____ is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Associate or an Affiliate thereof (as such terms are defined in the Amended and Restated Rights Agreement dated as of October 5, 1997 to which Pfizer Inc. is a party; and
      (2) after due inquiry and to the best knowledge of the undersigned, it ____ did ____ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in said
Rights Agreement.

Dated:  ___________________ __________        __________________________________
                                                        Signature

                                                            Signature
                                    NOTICE
      The signatures to the foregoing Assignment and certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                         FORM OF ELECTION TO EXERCISE
(To be executed if registered holder desires to exercise the Right Certificate).

To________________________________:

      The undersigned hereby irrevocably elects to exercise__________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares(s) be issued in the name:

Please insert social security or other identifying number:____________________

______________________________________________________________________________
(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:__________________

____________________________________________________________________________
                        (Please print name and address)

Dated:____________,______     Signature:_____________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of this Right
                              Certificate)
Signature Guaranteed:__________________________


                                  CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:

      (1) this Right Certificate is ____ is not _____being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Associate or an Affiliate thereof (as such terms are defined in the Amended and Restated Rights Agreement dated as of October 5, 1997 to which Pfizer Inc. is a party); and

      (2) after due inquiry and to the best knowledge of the undersigned, it ____did ____ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in said Rights Agreement).

Dated:____________,______           ___________________________________________
                                                     Signature